Vanguard Short-Term Government Bond Index Fund
Vanguard Intermediate-Term Government Bond Index Fund
Vanguard Long-Term Government Bond Index Fund

Supplement to the Prospectus and Summary Prospectus Dated December 22, 2016

New Target Indexes and New Fund Names

The board of trustees of Vanguard Scottsdale Funds (the “Board”) has approved the adoption of new target indexes for each of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, and Vanguard Long-Term Government Bond Index Fund (each, a “Fund”), as set out in the table below. These new indexes will focus each Fund’s investments on Treasury securities and reduce or eliminate each Fund’s investments in U.S. government agency securities.

Vanguard Fund	Current Target Index	New Target Index
Bloomberg Barclays US
	Bloomberg Barclays U.S. 1-3	Treasury Bond 1-3 Year
Vanguard Short-Term	Year Government Float	Term Float Adjusted
Government Bond Index Fund	Adjusted Index	Index
Bloomberg Barclays US
	Bloomberg Barclays U.S. 3-10	Treasury Bond 3-10 Year
Vanguard Intermediate-Term	Year Government Float	Term Float Adjusted
Government Bond Index Fund	Adjusted Index	Index
	Bloomberg Barclays U.S. Long	Bloomberg Barclays US
Vanguard Long-Term Government	Government Float Adjusted	Long Treasury Float
Bond Index Fund	Index	Adjusted Index

(over, please)

In addition, the Board has approved corresponding name changes for the Funds, as set out in the table below:

Current Fund Name	New Fund Name
Vanguard Short-Term Government Bond	Vanguard Short-Term Treasury Index
Index Fund	Fund
Vanguard Intermediate-Term Government	Vanguard Intermediate-Term
Bond Index Fund	Treasury Index Fund
Vanguard Long-Term Government Bond	Vanguard Long-Term Treasury Index
Index Fund	Fund

The Funds are expected to implement the index and name changes in the fourth quarter of 2017.

To protect the Funds from the potential for harmful “front running” by traders, the exact timing of the index (and related name) changes will not be disclosed to investors. In the meantime, the Funds will continue to seek to track their current indexes.

The adjustments to each Fund’s portfolio holdings are expected to result in modest, temporary increases in each Fund’s transaction costs and portfolio turnover rate. It is important to note that the actual transaction costs, portfolio turnover rate, and any other costs will be highly dependent on a number of factors, including the market environment at the time of the portfolio adjustments. These changes are not expected to increase Fund expense ratios.

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Vanguard Marketing Corporation, Distributor.

PS 1942 082017